Investor Presentation VNCE Acquires OVO AUGUST 2026 · ALL FIGURES IN USD Building a Multi-Brand Retail Platform Vince Holding Corp. (Nasdaq: VNCE) has completed the acquisition of October's Very Own (OVO), deepening its partnership with Authentic Brands Group and OVO co-founder Aubrey “Drake” Graham. Exhibit 99.2

Forward Looking Statements This Presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “target,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including those as set forth from time to time in our Securities and Exchange Commission (the “SEC”) filings, including: the expected effects of the acquisition of OVO’s existing operations, assets and liabilities on the Company; our ability to integrate OVO with the Company, those described in our Annual Report on Form 10-K under “Item 1A – Risk Factors” filed with the SEC on April 16, 2026. Any forward-looking statement made by the Company in this Presentation speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Transaction Overview VNCE acquires OVO's operating business; Authentic Brands Group takes majority ownership of OVO IP STRUCTURE VNCE acquires OVO operating assets Retail, e-comm & wholesale IP OWNERSHIP 5% VNCE 51% Authentic 44% Drake Long-term license to VNCE EARNINGS ACCRETION FY2027 Expected first year of EPS accretion; Earnings neutral in FY2026, net of transaction fees What VNCE Owns & Operates All OVO operating companies, assets & liabilities 12 retail stores across Canada, the U.S. and U.K. OVO's e-commerce platform and wholesale relationships Exclusive right to license to manufacture & sell OVO product in Canada and the U.S. as well as the U.K. OVO’s existing team to continue to operate from its Toronto headquarters 2

Vince Holding Corp (Nasdaq: VNCE) Brand Steward & Primary Growth Engine Core Operating Licensee Vince RTW & OVO ABG Vince (Vince Brand) Global owner of Vince Brand IP Licensing and category expansion platform Major IP Licensees: Footwear, Handbags, Small Leather Goods, Tailored Clothing ABG OVO (OVO Brand) Global owner of OVO Brand IP Licensing and category expansion platform 75% Ownership (ABG) 51% Ownership (ABG) Authentic Brands Group Two exclusive licensing partnerships let VNCE operate and grow both brands while participating in long-term IP value creation and recurring cash distributions. Royalty Payments & Distributions 25% VNCE Ownership Royalty Payments & Distributions 5% VNCE Ownership Strategic Partnership Structure

Transaction Rationale Each partner plays a distinct role in a value-creation model built for all stakeholders DRAKE Creative Vision Brand personification & global storytelling Direct consumer connection Ongoing brand support OVO Brand & Product Engine Sets the product roadmap Design, innovation & category expansion Balanced e-commerce and store operating model AUTHENTIC BRANDS GROUP Driving Opportunity Global platform for owning, scaling and maximizing IP ownership Celebrity-driven IP monetization Partnership & category expansion VNCE Superior Execution Operating company with strong core capabilities Premium apparel operating track record Wholesale, production & DTC excellence Investment Thesis First expansion of VNCE's multi-brand platform strategy beyond Vince Diversifies revenue base with exposure to high-growth streetwear category Creates a repeatable operating model for future brand partnerships Establishes direct Vince operations in Canada Delivers operating synergies across shared back-office infrastructure Deepens VNCE's strategic relationship with Authentic Brands Group 3

Key Takeaways A capital-efficient step toward a diversified, multi-brand retail platform 1 Multi-Brand Platform First expansion beyond Vince, establishing a repeatable operating model for future brand partnerships. 2 Disciplined Capital Structure Following IP transaction, VNCE acquired OVO's operating business with a strengthened balance sheet; Authentic Brands Group took majority ownership of OVO IP with Drake maintaining significant stake and VNCE owning minority interest 3 Clear Path to Accretion Transaction expected to be earnings neutral to VNCE in fiscal 2026, net of transaction fees, and accretive to VNCE EPS in fiscal 2027 through growth and cost synergies. 4 Multiple Growth Vectors Wholesale ramp, store expansion, margin expansion, and establishing a direct Vince Canada business. 5 Q2 Guidance Update VNCE expects Q2 fiscal 2026 results to be at the high-end of its outlook provided on June 16, 2026 which excludes any benefit from tariff refunds. 5